(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
June 30, 2001


Merrill Lynch
Total Return
Bond Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks to maximize long-term total return. The Fund will seek to achieve its objective by investing all of its assets in Total Return Bond Master Portfolio of Fund Asset Management Master Trust, which has the same investment objective as the Fund. The Portfolio may invest a portion of its assets in non-investment-grade debt securities, commonly referred to as high yield "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Portfolio may also invest a portion of its assets in emerging markets and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.



Merrill Lynch Total Return Bond Fund of
Merrill Lynch Investment Managers Funds, Inc.
725 South Figueroa Street
Suite 4000
Los Angeles, CA
90017-5400



Printed on post-consumer recycled paper



MERRILL LYNCH TOTAL RETURN BOND FUND


Officers and Directors

Robert L. Burch III, Director
John A. G. Gavin, Director
Joe Grills, Director
Nigel Hurst-Brown, Director
Madeleine A. Kleiner, Director
Richard R. West, Director
Nancy D. Celick, President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary
Anna Marie S. Lopez, Assistant Treasurer and Assistant Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Total Return Bond Fund, June 30, 2001


DEAR SHAREHOLDER

Fiscal Year in Review
We are pleased to present to you this annual report of Merrill Lynch Total Return Bond Fund for the fiscal year ended June 30, 2001. The past 12 months have brought significant uncertainty and change in the financial markets. Investors experienced a lesson on the whole concept of the value of a company. The economy moved from a period of the strongest year-over-year growth ever seen in the United States to bumping along at a near-zero growth rate, while debates over whether or not we were in a recession became the primary discussion. Federal Reserve Board Chairman Alan Greenspan changed his reputation as a gradualist by aggresively cutting the Federal Funds rate 275 basis points (2.75%) through six interest rate reductions in six months.

In June 2000, the US economy was coming off a quarter of 5.6% growth but began showing signs of slowing slightly. High energy prices and a decline in the equity markets (particularly the NASDAQ) were beginning to weigh on the pace of economic growth. It was clear to us that the manufacturing sector was bearing the brunt of the incipient slowing. The yield curve began to steepen as investors were looking ahead to probable moves by the Federal Reserve Board. These expectations proved correct as more signs of a real slowdown in the economy emerged and Federal Reserve Board Chairman Greenspan began cutting interest rates aggressively. The Federal Reserve Board's urgency may, in part, have stemmed from the fact that growth outside the United States also was slowing, adding to the pressure on the US economy. Interestingly, employment was slow to show any effects of a weakening economy, perhaps a sign of just how tight the labor market had become.

Interest rates in the intermediate and long segments of the yield curve moved lower by more than 130 basis points in the latter half of 2000, while short-term interest rates were largely unchanged. As 2001 got underway, the Federal Reserve Board started easing monetary policy and short-term interest rates moved down quickly while long-term interest rates actually moved higher. From the time the Federal Reserve Board first cut the Federal Funds rate from 6% to 5.5% at the end of January, the 10-year Treasury note's yield moved up 30 basis points. This created a challenging investing environment in which corporate spreads tightened and interest rates moved higher, while the economy was slowing and the default rate was rising. This is certainly contrary to historical precedent.

There were two major national stories that kept the focus of the markets for large parts of the past year: the presidential election and the budget surplus. The election, while it garnered much of the market's, as well as the nation's, attention for most of the fourth quarter of 2000, did not appear to have a significant impact on the financial markets. The budget surplus, on the other hand, has continued to be a dominant theme in the valuation of the bond market for a year and a half. The notion of a budget surplus inspired Treasury buybacks and prompted a huge rally in US Treasury securities during early and mid-2000. Since then, the buybacks have kept pressure on interest rates, keeping them lower than otherwise might have been the case, especially in the long end of the curve. This is particularly noticeable when looking at swap spreads, a good proxy for general credit spreads, which have stayed near all-time highs for more than a year. In other words, we have seen a larger-than-normal difference between the general level of interest rates (for example, corporate borrowing rates, mortgage rates and consumer loan rates) and the rate at which the Government borrows.

While it is true that general spreads remain at historically wide levels, spread products have actually performed quite well during the first half of 2001. This recovery followed the breathtakingly poor performance of these sectors in the previous year. During the year 2000, the credit portion of the unmanaged Lehman Brothers Aggregate Bond Index posted -417 basis points of excess return. Mortgage-backed securities posted a comparatively good -69 basis points during the same time period. This set up the recovery in spread product, which occurred during the first half of 2001 despite an economy that is struggling with a possible recession. The credit component of the Index contributed 282 basis points of excess return between January 1, 2001 and June 30, 2001. Mortgage-backed securities added 28 basis points of excess return for the same period. Asset-backed securities were somewhat less volatile, contributing 40 basis points and 86 basis points during the year 2000 and the first half of 2001, respectively.

The Fund's Class A, Class B, Class C and Class D Shares provided investors with total returns of +6.23%, +5.39%, +5.39% and +5.97%, respectively, since inception (October 6, 2000) through June 30, 2001. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to share-holders.) Performance was helped by the excellent performance of the bond market. Unfortunately, this was below the +8.13% return of the unmanaged Lehman Brothers Aggregate Bond Index for the same period. The Fund's heavy weighting in corporate securities in the second half of 2000 negatively affected the relative returns of the Fund. This was compounded by our holding debt issued by Comdisco Inc., a company that suffered financial difficulties, which negatively affected performance during the second quarter of 2001. Our substantial holdings of asset-backed securities, on the other hand, were a positive factor. The structure of the portfolio along the yield curve was a slight negative as our concentration in intermediate-term securities meant that the Fund held fewer notes in the short portion of the yield curve, which was the best-performing sector during the first part of 2001.



Sincerely,



(Nancy D. Celick)
Nancy D. Celick
President



(Christopher G. Ayoub)
Christopher G. Ayoub
Portfolio Manager



(James J. Pagano)
James J. Pagano
Portfolio Manager



August 17, 2001

Effective August 1, 2001, Christopher G. Ayoub and James J. Pagano became Portfolio Managers of Merrill Lynch Total Return Bond Fund, primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ayoub is a Managing Director of Fund Asset Management, L.P. ("FAM") and Manager of the Core Fixed Income Department of FAM. He joined FAM in 1982. Mr. Pagano is Vice President and Portfolio Manager responsible for Core Fixed Income products, a position he has held since 1998. He joined FAM in 1997 and has held various positions at Merrill Lynch & Co. since 1992.



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class A, Class B, Class C and Class D Shares in excess of .65%, 1.65%, 1.65% and .90%, respectively, of the average net assets of each Class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Total Return Bond Fund, June 30, 2001


PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000
Investment

A line graphic illustrating the growth of a $10,000 investment in ML Total Return Bond Fund Class A and Class B Shares compared with a similar investment in the Lehman Brothers Aggregate Bond Index++++. Beginning and ending values are :

                                             10/06/00     6/01

ML Total Return Bond Fund--Class A             9,575     10,171

ML Total Return Bond Fund--Class B            10,000     10,138

Lehman Brothers Aggregate Bond Index++++      10,000     10,813


A line graphic illustrating the growth of a $10,000 investment in ML Total Return Bond Fund Class C and Class D Shares compared with a similar investment in the Lehman Brothers Aggregate Bond Index++++. Beginning and ending values are :

                                             10/06/00     6/01

ML Total Return Bond Fund--Class C            10,000     10,439

ML Total Return Bond Fund--Class D            10,000     10,146

Lehman Brothers Aggregate Bond Index++++      10,000     10,813

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Total Return Bond Master Portfolio of the Fund Asset Management Master Trust. The Portfolio invests in a diversified portfolio of bonds of different maturities, including US government securities, corporate bonds, asset-backed securities and mortgage-backed securities.
++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Past performance is not indicative of future results.



Aggregate
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*
Inception (10/06/00) through 6/30/01       +6.23%         +1.71%

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*
Inception (10/06/00) through 6/30/01       +5.39%         +1.38%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*
Inception (10/06/00) through 6/30/01       +5.39%         +4.38%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*
Inception (10/06/00) through 6/30/01       +5.97%         +1.46%

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.

Recent
Performance
Results
                                                           6-Month        Since Inception      Standardized
As of June 30, 2001                                      Total Return       Total Return       30-Day Yield
ML Total Return Bond Fund Class A Shares*                    +2.99%             +6.23%             6.13%
ML Total Return Bond Fund Class B Shares*                    +2.60              +5.39              5.40
ML Total Return Bond Fund Class C Shares*                    +2.56              +5.39              5.40
ML Total Return Bond Fund Class D Shares*                    +2.88              +5.97              5.89
Lehman Brothers Aggregate Bond Index**                       +3.62              +8.13                --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's inception date is 10/06/00.
**This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US
Treasury and government agency issues with at least one year to maturity. Since inception total return is from 10/06/00.


Merrill Lynch Total Return Bond Fund, June 30, 2001


STATEMENT OF ASSETS AND LIABILITIES
MERRILL LYNCH TOTAL
RETURN BOND FUND    As of June 30, 2001
Assets:             Investment in Total Return Bond Master Portfolio, at value
                    (identified cost--$3,225,480)                                                          $   3,211,939
                    Prepaid registration fees and other assets                                                    21,319
                                                                                                           -------------
                    Total assets                                                                               3,233,258
                                                                                                           -------------


Liabilities:        Payables:
                      Dividends to shareholders                                         $       4,549
                      Distributor                                                               2,063              6,612
                                                                                        -------------
                    Accrued expenses                                                                              21,669
                                                                                                           -------------
                    Total liabilities                                                                             28,281
                                                                                                           -------------


Net Assets:         Net assets                                                                             $   3,204,977
                                                                                                           =============


Net Assets          Class A Shares of Common Stock, $.01 par value,
Consist of:         100,000,000 shares authorized                                                          $          63
                    Class B Shares of Common Stock, $.01 par value,
                    200,000,000 shares authorized                                                                  2,041
                    Class C Shares of Common Stock, $.01 par value,
                    100,000,000 shares authorized                                                                    254
                    Class D Shares of Common Stock, $.01 par value,
                    100,000,000 shares authorized                                                                    790
                    Paid-in capital in excess of par                                                           3,226,010
                    Undistributed investment income--net                                                           2,165
                    Accumulated realized capital losses on investments
                    from the Portfolio--net                                                                     (12,805)
                    Unrealized depreciation on investments from the Portfolio--net                              (13,541)
                                                                                                           -------------
                    Net assets                                                                             $   3,204,977
                                                                                                           =============


Net Asset           Class A--Based on net assets of $64,011 and 6,275 shares
Value:              outstanding                                                                            $       10.20
                                                                                                           =============
                    Class B--Based on net assets of $2,076,873 and 204,054 shares
                    outstanding                                                                            $       10.18
                                                                                                           =============
                    Class C--Based on net assets of $259,012 and 25,436 shares
                    outstanding                                                                            $       10.18
                                                                                                           =============
                    Class D--Based on net assets of $805,081 and 78,985 shares
                    outstanding                                                                            $       10.19
                                                                                                           =============



STATEMENT OF OPERATIONS
MERRILL LYNCH TOTAL
RETURN BOND FUND    For the Period October 6, 2000++ to June 30, 2001
Investment          Investment income allocated from the Portfolio                                         $      55,306
Income from the     Expenses allocated from the Portfolio                                                        (3,705)
Portfolio--Net:                                                                                            -------------
                    Net investment income from the Portfolio                                                      51,601
                                                                                                           -------------


Expenses:           Registration fees                                                   $      81,530
                    Offering costs                                                             43,669
                    Printing and shareholder reports                                           12,555
                    Account maintenance and distribution fees--Class B                          4,512
                    Administration fees                                                         1,789
                    Professional fees                                                             812
                    Accounting services                                                           778
                    Account maintenance and distribution fees--Class C                            736
                    Transfer agent fees--Class B                                                  633
                    Account maintenance fees--Class D                                             594
                    Transfer agent fees--Class D                                                  435
                    Transfer agent fees--Class C                                                  268
                    Transfer agent fees--Class A                                                  130
                    Other                                                                       3,062
                                                                                        -------------
                    Total expenses before reimbursement                                       151,503
                    Reimbursement of expenses                                               (144,280)
                                                                                        -------------
                    Total expenses after reimbursement                                                             7,223
                                                                                                           -------------
                    Investment income--net                                                                        44,378
                                                                                                           -------------


Realized &          Realized loss on investments from the Portfolio--net                                        (12,851)
Unrealized          Unrealized depreciation on investments from the Portfolio--net                              (13,541)
Loss from                                                                                                  -------------
the Portfolio       Net Increase in Net Assets Resulting from Operations                                   $      17,986
--Net:                                                                                                     =============



STATEMENT OF CHANGES IN NET ASSETS
                                                                                                         For the Period
MERRILL LYNCH TOTAL                                                                                       Oct. 6, 2000++
RETURN BOND FUND    Increase (Decrease) in Net Assets:                                                  to June 30, 2001
Operations:         Investment income--net                                                                 $      44,378
                    Realized loss on investments from the Portfolio--net                                        (12,851)
                    Unrealized depreciation on investments from the Portfolio--net                              (13,541)
                                                                                                           -------------
                    Net increase in net assets resulting from operations                                          17,986
                                                                                                           -------------


Dividends to        Investment income--net:
Shareholders:         Class A                                                                                    (1,432)
                      Class B                                                                                   (23,621)
                      Class C                                                                                    (3,691)
                      Class D                                                                                   (13,419)
                                                                                                           -------------
                    Net decrease in net assets resulting from dividends to shareholders                         (42,163)
                                                                                                           -------------


Capital Share       Net increase in net assets derived from capital share transactions                         3,179,154
Transactions:                                                                                              -------------


Net Assets:         Total increase in net assets                                                               3,154,977
                    Beginning of period                                                                           50,000
                                                                                                           -------------
                    End of period*                                                                         $   3,204,977
                                                                                                           =============


                    *Undistributed investment income--net                                                  $       2,165
                                                                                                           =============

++Commencement of operations.
See Notes to Financial Statements.



Merrill Lynch Total Return Bond Fund, June 30, 2001

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information
MERRILL LYNCH       provided in the financial statements.                                   For the Period
TOTAL RETURN                                                                       October 6, 2000++ to June 30, 2001
BOND FUND           Increase (Decrease) in Net Asset Value:                   Class A    Class B     Class C    Class D
Per Share           Net asset value, beginning of period                      $  10.00   $  10.00    $  10.00   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .45        .35         .36        .42
                    Realized and unrealized gain on investments
                    from the Portfolio--net                                        .17        .18         .17        .17
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .62        .53         .53        .59
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                   (.42)      (.35)       (.35)      (.40)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.20   $  10.18    $  10.18   $  10.19
                                                                              ========   ========    ========   ========


Total Investment    Based on net asset value per share                        6.23%+++   5.39%+++    5.39%+++   5.97%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to Average   Expenses, net of reimbursement++++                           .65%*     1.65%*      1.65%*      .90%*
                                                                              ========   ========    ========   ========
Net Assets:         Expenses++++                                               19.00%*    20.00%*     20.00%*    19.25%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                      6.56%*     5.32%*      5.44%*     6.19%*
                                                                              ========   ========    ========   ========


Supplemental Data:  Net assets, end of period (in thousands)                  $     64   $  2,077    $    259   $    805
                                                                              ========   ========    ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


MERRILL LYNCH
TOTAL RETURN
BOND FUND

1. Significant Accounting Policies:
Merrill Lynch Total Return Bond Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is a diversified, open-end management investment company which is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Total Return Bond Master Portfolio (the "Portfolio") of the Fund Asset Management Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at June 30, 2001 was 2.0%. Prior to commencement of operations on October 6, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 5,000 capital shares of the Fund on September 22, 2000 to Fund Asset Management, L.P. ("FAM") for $50,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Portfolio's Notes to Financial
Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $51 have been reclassified between undistributed net investment income and accumulated net realized capital losses, $1 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $5 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.



2. Transactions with Affiliates:
The Company has also entered into an Administrative Services Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has contractually agreed to pay all annual operating expenses of the Fund's Class A, Class B, Class C and Class D shares in excess of .65%, 1.65%, 1.65% and .90%, respectively, as applied to the daily net assets of each Class through June 30, 2001. For the period October 6, 2000 to June 30, 2001, FAM earned fees of $1,789, all of which was waived. Also, FAMreimbursed the Fund $142,491 for additional expenses.

The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the
"Distributor"), an indirect, wholly-owned subsidiary of Merrill
Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account
                                        Maintenance     Distribution
                                            Fee              Fee

Class B                                      .25%           .75%
Class C                                      .25%           .75%
Class D                                      .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



Merrill Lynch Total Return Bond Fund, June 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
TOTAL RETURN
BOND FUND

For the period October 6, 2000 to June 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                         FAMD         MLPF&S

Class D                                  $276         $3,955

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.



3. Investments:
Increases and decreases in the Fund's investment in the Portfolio for the period October 6, 2000 to June 30, 2001 were $4,299,173 and $1,112,443, respectively.



4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $3,179,154 for the period October 6, 2000 to June 30, 2001.

Transactions in capital shares for each class were as follows:

Class A Shares for the Period                             Dollar
October 6, 2000++ to June 30, 2001          Shares        Amount

Shares sold                                  4,939     $     50,796
Shares issued to shareholders in
reinvestment of dividends                       86              877
                                         ---------     ------------
Net increase                                 5,025     $     51,673
                                         =========     ============

++Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.



Class B Shares for the Period                             Dollar
October 6, 2000++ to June 30, 2001          Shares        Amount

Shares sold                                212,597     $  2,180,717
Shares issued to shareholders in
reinvestment of dividends                    1,277           13,044
                                         ---------     ------------
Total issued                               213,874        2,193,761
Shares redeemed                           (11,070)        (114,014)
                                         ---------     ------------
Net increase                               202,804     $  2,079,747
                                         =========     ============

++Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.



Class C Shares for the Period                             Dollar
October 6, 2000++ to June 30, 2001          Shares        Amount

Shares sold                                 32,761     $    336,387
Shares issued to shareholders in
reinvestment of dividends                      140            1,431
                                         ---------     ------------
Total issued                                32,901          337,818
Shares redeemed                            (8,715)         (89,332)
                                         ---------     ------------
Net increase                                24,186     $    248,486
                                         =========     ============

++Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.



Class D Shares for the Period                             Dollar
October 6, 2000++ to June 30, 2001          Shares        Amount

Shares sold                                 76,557     $    787,204
Shares issued to shareholders in
reinvestment of dividends                    1,212           12,391
                                         ---------     ------------
Total issued                                77,769          799,595
Shares redeemed                               (34)            (347)
                                         ---------     ------------
Net increase                                77,735     $    799,248
                                         =========     ============

++Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.


5. Subsequent Event:
On July 26, 2001, the Company's Board of Directors declared an ordinary income dividend in the amount of $.051868 per Class AShare, $.043930 per Class B Share, $.044688 per Class C Share and $.049760 per Class DShare payable on July 31, 2001 to shareholders of record as of July 25, 2001.


6. Change in Independent Auditors:
On July 31, 2001, the Board of Directors of the Company, upon the recommendation of the Board's audit committee, approved a change of the Fund's independent auditors to Ernst & Young LLP. Further, there were no disagreements between Fund management and PricewaterhouseCoopers LLP prior to their resignation.



REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Merrill Lynch Investment Managers
Funds, Inc. and Shareholders of Merrill Lynch Total Return Bond
Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Total Return Bond Fund as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Total Return Bond Fund at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 6, 2000 to June 30, 2001, in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
August 17, 2001



IMPORTANT TAX INFORMATION (unaudited)

Of the net investment income distributions paid monthly by Merrill Lynch Total Return Bond Fund during the fiscal year ended June 30, 2001, 15.58% is attributable to income from Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



Merrill Lynch Total Return Bond Fund, June 30, 2001

SCHEDULE OF INVESTMENTS
                Total Return Bond Master Portfolio
                                      Face
                Industries           Amount                  Investments                                        Value
CORPORATE       Banking--3.2%     $ 1,100,000 MBNA Corporation, 4.228% due 6/17/2002 (a)                    $  1,099,103
BONDS &                             3,100,000 Royal Bank of Scotland Group PLC, 7.816% due 11/29/2049          3,242,402
NOTES--35.0%                          750,000 Standard Chartered Bank, 8% due 5/30/2031 (b)                      761,835
                                                                                                            ------------
                                                                                                               5,103,340

                Defense--1.5%       2,325,000 Northrop Grumman Corporation, 7.125% due 2/15/2011               2,297,542

                Drug/               1,250,000 Eli Lilly & Company, 7.125% due 6/01/2025                        1,280,550
                Pharmaceuticals
                --0.8%

                Electric--          3,400,000 Mirant Americas, 8.30% due 5/01/2011 (b)                         3,424,881
                Integrated                    NRG Energy Inc.:
                --3.7%                625,000     7.50% due 6/15/2007                                            630,931
                                    1,675,000     7.75% due 4/01/2011                                          1,698,165
                                                                                                            ------------
                                                                                                               5,753,977

                Financial           2,725,000 AXA Financial Inc., 7.75% due 8/01/2010                          2,898,119
                Services--9.3%      1,700,000 Countrywide Home Loan, 5.25% due 6/15/2004                      1,684,717
                                    5,000,000 Pemex Finance Ltd., 8.02% due 5/15/2007                          5,207,700
                                    2,075,000 Pemex Project Funding Master Trust, 9.125%
                                                  due 10/13/2010 (b)                                           2,196,906
                                    2,600,000 Salomon Smith Barney Holdings, 6.50% due 2/15/2008               2,613,182
                                                                                                            ------------
                                                                                                              14,600,624

                Manufacturing       3,250,000 Boeing Capital Corporation, 6.10% due 3/01/2011                  3,170,115
                --4.3%                        Bombardier Capital Ltd. (b):
                                    1,500,000     6% due 1/15/2002                                             1,510,131
                                    2,000,000     7.50% due 8/15/2004                                          2,083,382
                                                                                                            ------------
                                                                                                               6,763,628

                Multimedia          3,000,000 AOL Time Warner Inc., 6.75% due 4/15/2011                        2,944,140
                --1.9%

                Oil--               1,000,000 Ashland Inc., 4.54% due 3/07/2003 (a)                              998,861
                Integrated            280,000 Halliburton Company, 6.75% due 2/01/2027                           287,924
                --4.7%              2,400,000 Kinder Morgan Energy, 6.75% due 3/15/2011                        2,363,064
                                    1,100,000 Pennzoil-Quaker State, 9.40% due 12/01/2002                      1,110,604
                                    2,750,000 Williams Companies, 7.75% due 6/15/2031                          2,654,410
                                                                                                            ------------
                                                                                                               7,414,863

                Real Estate           675,000 Avalonbay Communities, 6.58% due 2/15/2004                         677,842
                Investment
                Trust--0.4%

                Telephone           3,200,000 Cox Communications Inc., 6.75% due 3/15/2011                     3,124,576
                Communications
                --2.0%

                Transportation        250,000 Delta Airlines, 9.90% due 1/02/2002                                254,040
                --1.0%              1,300,000 Norfolk Southern Corporation, 7.35% due 5/15/2007                1,346,254
                                                                                                            ------------
                                                                                                               1,600,294

                Trucking &          1,000,000 Amerco, 8.80% due 2/04/2005                                        994,207
                Leasing--0.6%

                Utilities--         2,450,000 WorldCom, Inc., 8.25% due 5/15/2010                              2,529,037
                Telecommuni-
                cation--1.6%

                                              Total Corporate Bonds & Notes  (Cost--$55,439,816)              55,084,620


GOVERNMENT      Collateralized                Fannie Mae:
AGENCY          Mortgage            1,292,567     2001-18 ZA, 7% due 6/25/2030                                 1,279,033
MORTGAGE-       Obligations            36,426     G93-27 SB, 6.957% due 8/25/2023 (a)                             30,432
BACKED          --16.1%             5,500,000     G94-9 PH, 6.50% due 9/17/2021                                5,601,310
SECURITIES++                                  Freddie Mac:
--24.5%                               824,712     1261-J, 8% due 7/15/2021                                       837,092
                                      931,979     1552 QB, 13.43% due 8/15/2023                                  933,705
                                       79,934     1564-SE, 8.134% due 8/15/2008 (a)                               80,601
                                      389,364     1573-GC, 9.42% due 1/15/2023 (a)                               386,007
                                    2,023,800     2160, 15.47% due 6/15/2029                                   2,011,537
                                      698,208     2264 SM, 9.50% due 10/15/2030                                  699,297
                                    4,375,000     2295 PN, 5.75% due 6/15/2021                                 4,332,694
                                    1,396,437     2295 SJ, 12.903% due 3/15/2031                               1,235,397
                                    1,006,170     2295 Z, 6.50% due 3/15/2031                                  1,001,024
                                    2,750,000     2319 JZ, 6.50% due 5/15/2031                                 2,674,375
                                              Government National Mortgage Association:
                                    2,792,518     2001-5 SB, 21.897% due 4/20/2028                             3,026,614
                                    1,200,000     2001-7 TV, 6% due 2/20/2025                                  1,194,375
                                                                                                            ------------
                                                                                                              25,323,493

                Pass-Through                  Fannie Mae:
                Securities          3,209,868     6% due 10/01/2013                                            3,188,997
                --8.4%              7,525,000     6.50% due 12/31/2030                                         7,409,717
                                                  Freddie Mac:
                                    1,489,620     1999-15 SL, 12.74%due 4/25/2029                              1,303,418
                                    1,364,219     1999-64 SM, 13.132% due 1/25/2030                            1,309,274
                                                                                                            ------------
                                                                                                              13,211,406

                Stripped              112,676 Fannie Mae, 1998-48 CI, 6.50% due 8/25/2028 (c)                     18,425
                Mortgage-Backed
                Securities--0.0%

                                              Total Government Agency Mortgage-Backed Securities
                                              (Cost--$38,529,074)                                             38,553,324


GOVERNMENT      Government Agency   3,875,000 Fannie Mae, 6.25% due 2/01/2011                                  3,825,943
AGENCY          Obligations                   Freddie Mac:
OBLIGATIONS     --12.3%             5,550,000     5.75% due 4/15/2008                                          5,511,816
--12.3%                             4,905,000     7% due 3/15/2010                                             5,188,558
                                    4,650,000     6.75% due 3/15/2031                                          4,740,815

                                              Total Government Agency Obligations (Cost--$19,249,896)         19,267,132


NON-AGENCY      Asset-Backed           84,736 CPS Auto Trust, 1998-1 A, 6% due 8/15/2003                          85,198
MORTGAGE-       Securities            750,000 CS First Boston Mortgage Securities Corporation,
BACKED          --9.0%                        1995-WF1 D, 7.532% due 12/21/2027                                  781,944
SECURITIES++                        2,066,720 Chase Commercial Mortgage Securities Corporation,
--10.5%                                       1998-2 A1, 6.025% due 8/18/2007                                  2,072,391
                                       98,978 Commercial Mortgage Acceptance Corporation 1996-C2 A2,
                                              6.729% due 9/15/2023 (a)                                           101,329



Merrill Lynch Total Return Bond Fund, June 30, 2001

SCHEDULE OF INVESTMENTS (concluded)
                Total Return Bond Master Portfolio (concluded)
                                      Face
                Industries           Amount                  Investments                                        Value
NON-AGENCY      Asset-Backed      $ 1,462,519 Delta Funding Home Equity Loan Trust, 1991-1 A2F,
MORTGAGE-       Securities                    5.98% due 2/15/2023                                           $  1,474,663
BACKED          (concluded)         2,370,251 First Union NB-Bank of America Commercial Mortgage
SECURITIES                                    Trust, 2001-C1 A1, 5.711% due 3/15/2033                          2,319,883
(concluded)                           368,415 Fund America Investors Trust I, 1998-NMC1 M1, 4.413%
                                              due 6/25/2028 (a)                                                  365,828
                                    3,158,708 GS Mortgage Securities Corporation II, 1998-C1 A1,
                                              6.06% due 10/18/2030                                             3,180,250
                                       22,431 Green Tree Financial Corporation, 1995-4 A4,
                                              6.75% due 6/15/2025                                                 22,479
                                      450,000 Green Tree Recreational Equipment and Consumer Trust,
                                              1996-B, 7.70% due 7/15/2018                                        443,425
                                      850,000 Nomura Asset Securities Corporation, 1995-MD3 A1B,
                                              8.15% due 3/04/2020                                                905,138
                                              Resolution Trust Corporation:
                                    1,870,067     1994-C1 E, 8% due 6/25/2026                                  1,858,529
                                      463,264     1994-C2 G, 8% due 4/25/2025                                    459,832
                                                                                                            ------------
                                                                                                              14,070,889

                Collateralized         85,896 Blackrock Capital Finance L.P., 1997-R2 AP,
                Mortgage                      13.33% due 12/25/2035 (a)                                           87,184
                Obligations           200,000 CMC Securities Corporation IV, 1994-G A4,
                --1.5%                        7% due 9/25/2024                                                   194,940
                                      146,264 Collateralized Mortgage Obligation Trust, 57 D,
                                              9.90% due 2/01/2019                                                152,507
                                      169,843 GE Capital Mortgage Services, Inc., 1994-24 A4,
                                              7% due 7/25/2024                                                   167,540
                                              Housing Securities Inc.:
                                      338,492     1994-1 AB2, 6.50% due 3/25/2009                                250,484
                                      183,288     1994-2 B1, 6.50% due 7/25/2009                                 144,797
                                      422,724 Independent National Mortgage Corporation, 1995-F A5,
                                              8.25% due 5/25/2010                                                430,116
                                      372,515 Ocwen Residential MBS Corporation, 1998-R2 AP,
                                              8.081% due 11/25/2034 (a)(b)                                       367,858
                                      600,000 Washington Mutual, 2000-1 B1, 8.089% due 1/25/2040 (a)(b)          595,500
                                                                                                            ------------
                                                                                                               2,390,926

                                              Total Non-Agency Mortgage-Backed Securities
                                              (Cost--$16,486,335)                                             16,461,815


                                     Shares
                                      Held
PREFERRED                                 500 Home Ownership Funding 2                                           373,500
STOCKS--0.2%
                                              Total Preferred Stocks (Cost--$500,000)                            373,500



                                      Face
                                     Amount
US TREASURY     US Treasury        15,000,000 US Strip Principal, 0% due 8/15/2009 (d)                         9,673,350
OBLIGATIONS     Obligations                   US Treasury Bonds:
--17.7%         --17.7%               800,000     7.25% due 5/15/2016                                            911,248
                                      500,000     8.75% due 8/15/2020                                            662,110
                                    7,000,000 US Treasury Inflation Index Notes, 3.625% due 1/15/2008 (d)      7,835,315
                                              US Treasury Notes:
                                    2,500,000     5.75% due 11/15/2005                                         2,560,525
                                    1,950,000     6.625% due 5/15/2007                                         2,094,729
                                      820,000     6% due 8/15/2009                                               860,483
                                    3,350,000     5% due 2/15/2011                                             3,250,003

                                              Total US Treasury Obligations (Cost--$28,005,629)               27,847,763


SHORT-TERM      Commercial          4,650,000 Powergen US Funding LLC, 4.05% due 8/07/2001                     4,631,168
INVESTMENTS     Paper--4.4%         2,300,000 Safeway Incorporated, 4.30% due 7/02/2001                        2,300,000
--4.4%*                                                                                                     ------------
                                                                                                               6,931,168

                                              Total Short-Term Investments (Cost--$6,931,168)                  6,931,168


                                              Total Investments (Cost--$165,141,918)--104.6%                 164,519,322
                                              Time Deposit**--0.1%                                                71,229
                                              Variation Margin on Financial Futures Contracts++++--0.0%           36,092
                                              Liabilities in Excess of Other Assets--(4.7%)                  (7,395,208)
                                                                                                            ------------
                                              Net Assets--100.0%                                            $157,231,435
                                                                                                            ============

*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
**Time deposit bears interest at 2.75% and matures on 7/02/2001.
++Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments.
As a result, the average life may be substantially less than the original maturity.
++++Financial futures contracts purchased as of June 30, 2001 were as follows:

Number of                         Expiration
Contracts         Issue              Date              Value

   375     US Treasury Notes     September 2001     $38,630,858

Total Financial Futures Contracts Purchased
(Total Contract Price--$39,188,486)                 $38,630,858
                                                    ===========

Financial futures contracts sold as of June 30, 2001 were as follows:

Number of                         Expiration
Contracts         Issue              Date              Value

   265     US Treasury Notes     September 2001     $26,582,813

Total Financial Futures Contracts Sold
(Total Contract Price--$27,079,258)                 $26,582,813
                                                    ===========

(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents the interest only portion of a mortgage-backed obligation.
(d)All or a portion of security held as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.



Merrill Lynch Total Return Bond Fund, June 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
TOTALRETURN BOND
MASTER PORTFOLIO    As of June 30, 2001
Assets:             Investments, at value (identified cost--$165,141,918)                                 $  164,519,322
                    Cash                                                                                             422
                    Time deposit                                                                                  71,229
                    Receivables:
                      Securities sold                                                  $    9,518,841
                      Contributions                                                         2,435,595
                      Interest                                                              1,966,683
                      Paydowns                                                                213,793
                      Variation margin                                                         36,092         14,171,004
                                                                                       --------------     --------------
                    Total assets                                                                             178,761,977
                                                                                                          --------------


Liabilities:        Payables:
                      Securities purchased                                                 20,190,054
                      Withdrawals                                                           1,212,694
                      Investment adviser                                                       72,929         21,475,677
                                                                                       --------------
                    Accrued expenses and other liabilities                                                        54,865
                                                                                                          --------------
                    Total liabilities                                                                         21,530,542
                                                                                                          --------------


Net Assets:         Net assets                                                                            $  157,231,435
                                                                                                          ==============


Net Assets          Partners' capital                                                                     $  157,915,214
Consist of:         Unrealized depreciation on investments--net                                                (683,779)
                                                                                                          --------------
                    Net assets                                                                            $  157,231,435
                                                                                                          ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS
TOTAL RETURN BOND
MASTER PORTFOLIO    For the Period October 6, 2000++ to June 30, 2001
Investment Income:  Interest and discount earned                                                          $    8,188,873
                    Dividends                                                                                     61,268
                                                                                                          --------------
                    Total income                                                                               8,250,141
                                                                                                          --------------


Expenses:           Investment advisory fees                                           $      353,026
                    Accounting services                                                       105,583
                    Custodian fees                                                              8,354
                    Trustees' fees and expenses                                                 8,026
                    Offering costs                                                              5,179
                    Pricing fees                                                                4,852
                    Professional fees                                                           1,630
                    Other                                                                       6,309
                                                                                       --------------
                    Total expenses                                                                               492,959
                                                                                                          --------------
                    Investment income--net                                                                     7,757,182
                                                                                                          --------------


Realized &          Realized gain on investments--net                                                            895,917
Unrealized          Change in unrealized depreciation on investments--net                                      1,080,545
Gain on                                                                                                   --------------
Investments         Net Increase in Net Assets Resulting from Operations                                  $    9,733,644
--Net:                                                                                                    ==============

++Commencement of operations.
See Notes to Financial Statements.


Merrill Lynch Total Return Bond Fund, June 30, 2001

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                        For the Period
                                                                                                      October 6, 2000++
TOTAL RETURN BOND                                                                                        to June 30,
MASTER PORTFOLIO    Increase in Net Assets:                                                                    2001
Operations:         Investment income--net                                                                $    7,757,182
                    Realized gain on investments--net                                                            895,917
                    Change in unrealized depreciation on investments--net                                      1,080,545
                                                                                                          --------------
                    Net increase in net assets resulting from operations                                       9,733,644
                                                                                                          --------------


Net Capital         Increase in net assets derived from capital contributions                                147,447,691
Contributions:                                                                                            --------------


Net Assets:         Total increase in net assets                                                             157,181,335
                    Beginning of period                                                                           50,100
                                                                                                          --------------
                    End of period                                                                         $  157,231,435
                                                                                                          ==============

++Commencement of operations.
See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                        For the Period
                                                                                                      October 6, 2000++
TOTAL RETURN BOND   The following ratios have been derived                                               to June 30,
MASTER PORTFOLIO    from information provided in the financial statements.                                   2001
Ratios to Average   Expenses                                                                                       .42%*
Net Assets:                                                                                                     ========
                    Investment income--net                                                                        6.59%*
                                                                                                                ========


Supplemental        Net assets, end of period (in thousands)                                                    $157,231
Data:                                                                                                           ========
                    Portfolio turnover                                                                           276.08%
                                                                                                                ========

*Annualized.
++Commencement of operations.
See Notes to Financial Statements.


Merrill Lynch Total Return Bond Fund, June 30, 2001


NOTES TO FINANCIAL STATEMENTS

TOTAL RETURN
BOND MASTER
PORTFOLIO

1. Significant Accounting Policies:
Total Return Bond Master Portfolio (the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. On October 6, 2000, the Portfolio received all of the assets of a registered investment company that converted to a master/feeder structure. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to seek to increase or decrease the level of risk to which the Portfolio is exposed to more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.



2. Investment Advisory Agreement and Transactions with Affiliates:
The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's invest-ments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Port-folio. For such services, the Portfolio pays a monthly fee at an annual rate of .30% of the average daily value of the Portfolio's net assets.

Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the period October 6, 2000 to June 30, 2001, the Portfolio reimbursed FAM an aggregate of $36,178 for the above-described services. The Master Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 6, 2000 to June 30, 2001 were $599,391,639 and $581,982,695, respectively.

Net realized gains (losses) for the period October 6, 2000 to June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:

                                        Realized       Unrealized
                                     Gains (Losses)      Losses

Long-term investments                $   1,036,992   $    (622,596)
Financial futures contracts              (141,075)         (61,183)
                                     -------------   --------------
Total investments                    $     895,917   $    (683,779)
                                     =============   ==============


As of June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $630,952, of which $833,984 related to appreciated securities and $1,464,936 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $165,150,274.


4. Short-Term Borrowings:
On December 1, 2000, the Master Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the period October 6, 2000 to June 30, 2001.


5. Change in Independent Auditors:
On July 31, 2001, the Board of Trustees of the Master Trust, upon the recommendation of the Board's audit committee, approved a change of the Fund's independent auditors to Ernst & Young llp. There were no disagreements between Fund management and PricewaterhouseCoopers llp prior to their resignation.



Merrill Lynch Total Return Bond Fund, June 30, 2001


REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Fund Asset Management Master Trust and Investors of Total Return Bond Master Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Bond Master Portfolio as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Bond Master Portfolio at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 6, 2000 to June 30, 2001, in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
August 17, 2001